Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,942.34
Total Fee Amount	1,942.34
Total Transaction Valuation	14,064,768.25
Total Offset Amount	0.00
Net Fee	$ 0.00